UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2006

Intelligent Systems Corporation
(Exact name of registrant as specified in its charter)

Georgia	001-09330	581964787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (770) 381-2900

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 27, 2006 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that The American Stock Exchange (AMEX) has accepted the Registrant's plan to regain compliance with the continued listing standards of AMEX no later than October 26, 2007. During this extension period, the Registrant will be subject to periodic review by AMEX. AMEX could initiate delisting procedures if the Registrant fails to make progress consistent with its plan or fails to regain compliance by October 26, 2007.

Item 7.01. Regulation FD Disclosure.

On July 27, 2006, Intelligent Systems Corporation issued a press release disclosing that AMEX had accepted its plan to regain compliance with AMEX's continued listing standards. A copy of the July 27, 2006 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated July 27, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intelligent Systems Corporation (Registrant)
July 27, 2006 (Date)	/s/ BONNIE L. HERRON Bonnie L. Herron Vice President and CFO

Exhibit Index
99.1	Press release dated July 27, 2006